UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 17, 2008
Date of Report (date of earliest event reported)

NEWCARDIO, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-132621	20-0197939
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

7197 Indian Valley
San Jose, California 95139
(Address of principal executive offices)

(510) 774-1969
(Registrant’s telephone number, including area code)

Marine Park Holdings, Inc.
2033 Gateway Plaza, Suite 500
San Jose, California 95110
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          On January 17, 2008, an amendment to the company’s certificate of incorporation was filed in the office of the Secretary of State of Delaware, changing the company’s name from “Marine Park Holdings, Inc.” to “NewCardio, Inc.”

Item 8.01  Other Events.

The company’s common stock is quoted for trading on the Over the Counter Bulletin Board (OTCBB) under the symbol NWCI.OB.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.2	Certificate of Amendment of Certificate of Incorporation, as filed with the Secretary of State of Delaware on January 17, 2008.

99.1	Press Release of NewCardio, Inc. dated as of January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWCARDIO, INC.

Date: February 1, 2008	By:	/s/ Branislav Vajdic
Branislav Vajdic
Chief Executive Officer